JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of statements on Schedule 13D (including amendments thereto) with respect to the units of limited partnership interest of each of McNeil Pacific Investors Fund 1972, Ltd., McNeil Real Estate Fund V, Ltd., McNeil Real Estate Fund IX, Ltd., McNeil Real Estate Fund X, Ltd., McNeil Real Estate Fund XI, Ltd., McNeil Real Estate Fund XIV, Ltd., McNeil Real Estate Fund XV, Ltd., McNeil Real Estate Fund XX, L.P., McNeil Real Estate Fund XXIV, L.P. and McNeil Real Estate Fund XXV, L.P. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 9th day of November, 1995.

                                          HIGH RIVER LIMITED PARTNERSHIP

                                          By:   RIVERDALE INVESTORS CORP.,
                                                INC.
                                          Its:  General Partner

                                          By:   /s/ Robert J. Mitchell
                                                Robert J. Mitchell
                                          Its:  Vice President and
                                                Treasurer

                                          RIVERDALE INVESTORS CORP., INC.


                                          By:   /s/Robert J. Mitchell
                                                Robert J. Mitchell
                                          Its:  Vice President and
                                                Treasurer

                                          UNICORN ASSOCIATES CORPORATION

                                          By:   /s/ Gail Golden
                                          Gail Golden
                                          Its:  Vice President


                                          /s/ Theodore Altman
                                          Carl C. Icahn

                                          By: Theodore Altman, as
                                                attorney-in-fact


 [Joint Filing Agreement for Schedule 13D with respect to McNeil Partnership]


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